UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 28, 2007

SPATIALIGHT, INC. (Exact Name of Registrant as Specified in Its Charter)

New York (State or Other Jurisdiction of Incorporation)

000-19828 (Commission File Number)	16-1363082 (IRS Employer Identification No.)

Five Hamilton Landing Suite 100 Novato, California (Address of Principal Executive Offices)	94949 (Zip Code)

(415) 883-1693 (Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 28, 2007 SpatiaLight, Inc. and Portside Growth and Opportunity Fund (“Portside”) agreed to a Stipulation of Discontinuance (“Stipulation”), without prejudice, with regard to their respective claims and counterclaims. The Portside claims were disclosed previously in an 8-K filed on April 9, 2007. This Stipulation includes a Standstill Period of 30 days to allow for the opportunity for productive discussions to take place between the parties or their agents prior to either party filing any subsequent claims.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPATIALIGHT, INC. (Registrant)

Date: June 29, 2007	By:	/s/ David F. Hakala
Name: David F. Hakala Title: Chief Executive Officer